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                                                               EXECUTION VERSION


                                  SUPPORT AGREEMENT


               THIS SUPPORT AGREEMENT (this "AGREEMENT") is made as of December 9, 1998 by SUPERIOR NATIONAL INSURANCE GROUP, INC., a Delaware corporation ("SUPERIOR") in favor of INSURANCE FUNDING LLC, a Delaware limited liability company ("INSURANCE FUNDING"), EAGLEFUNDING CAPITAL CORPORATION, a Delaware corporation (the "PURCHASER"), and BANCBOSTON ROBERTSON STEPHENS INC. (the "DEAL AGENT").

               Reference is made to (i) that certain Receivables Purchase and Sale Agreement (as the same may from time to time be amended, restated, supplemented or otherwise modified, the "ORIGINATOR SALE AGREEMENT") of even date herewith between California Compensation Insurance Company, a California corporation, Commercial Compensation Insurance Company, a New York corporation, Combined Benefits Insurance Company, a California corporation and Business Insurance Company, a Delaware corporation, as the originators (each an "ORIGINATOR" and, collectively, the "ORIGINATORS"), and Insurance Funding, as the buyer and (ii) that certain Receivables Purchase Agreement (as the same may from time to time be amended, restated, supplemented or otherwise modified, the "RECEIVABLES PURCHASE AGREEMENT") of even date herewith among Insurance Funding, the Purchaser, the Deal Agent and Superior, in its capacity as servicer thereunder. It is a condition precedent to the willingness of Insurance Funding to enter into the Originator Sale Agreement and to make the "Purchase" (as defined in the Originator Sale Agreement) from the Originators thereunder and a condition precedent to the willingness of the Purchaser and the Deal Agent to enter into the Receivables Purchase Agreement and to make the "Purchase" (as defined in the Receivables Purchase Agreement) from Insurance Funding thereunder, that Superior execute and deliver this Agreement.

               Section 1. DEFINITIONS. Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in the Receivables Purchase Agreement and the Originator Sale Agreement, as applicable. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

               "AGGREGATE YIELD AND FEES" shall mean, for any Settlement Date, the sum of accrued and unpaid (i) Servicer Fee, (ii) Yield, (iii) Liquidity Fee, (iv) Program Fee and (v) Administrative Fee.


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               "DEFAULTED RECEIVABLE" shall have the meaning assigned thereto in the Receivables Purchase Agreement, PROVIDED that such term shall include any Receivable that has been written off Insurance Funding's or the applicable Originator's books as uncollectible.

               "DILUTION FACTORS" means, with respect to the Receivables, any credits, rebates, freight charges, discounts, allowances, disputes, chargebacks, allowances for early payments and other allowances or adjustments granted in accordance with Insurance Funding's or an Originator's usual practices.

               "ELIGIBLE ACCOUNT BANK" means (a) any commercial bank satisfactory to the Administrator and having (i) combined capital and surplus of at least $250,000,000, (ii) a short-term debt rating of at least A-1 from S&P, P-1 from Moody's and D-1 from DCR (if rated by DCR), and (iii) in a manner acceptable to the Deal Agent and the Borrower, expressly waived all contractual and equitable rights of set-off and combination of accounts it may have with respect to the relevant Support Account, or (b) such other commercial bank satisfactory to the Administrator and in respect of which each of S&P, Moody's and DCR shall have delivered prior written confirmation to the Administrator that the maintenance of the Support Account with such commercial bank will not result in the reduction or withdrawal of the respective ratings of the EagleFunding CP Notes.

               "EQUITY INVESTMENT" shall have the meaning given such term in the Recievables Purchase Agreement.

               "FUNDED SUPPORT BALANCE" means an amount equal to the sum of all payments made by Superior pursuant to paragraphs (a), (b), (c) and (d) of
SECTION 2 of this Agreement.

               "NONCOMPLYING RECEIVABLE" means any Receivable with respect to which (i) an Originator or Superior has received notice from Insurance Funding or the Deal Agent (as Insurance Funding's assignee) that such Receivable was not an Eligible Receivable as of the date purchased under the Originator Sale Agreement or that such Originator otherwise breached any representation, warranty or covenant made with respect to such Receivable under the Originator Sale Agreement or (ii) Insurance Funding or Superior has received notice from the Purchaser or the Deal Agent that such Receivable was not an Eligible Receivable as of the date purchased under the Receivables Purchase Agreement or that Insurance Funding otherwise breached any representation, warranty or covenant made with respect to such Receivable under the Receivables Purchase Agreement.

               "SERVICER DOWNGRADE TERMINATION EVENT" shall have the meaning assigned thereto in the Receivables Purchase Agreement.


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               "SUPPORT ACCOUNT" means a segregated trust account, in the name of the Purchaser and referencing the name of the Deal Agent, maintained at an Eligible Account Bank chosen by the Purchaser.

               "SUPPORT ACCOUNT BALANCE" shall have the meaning assigned thereto in paragraph (b) of SECTION 5 hereof.

               "SUPPORT AMOUNT" means an amount equal to the Purchase Limit in effect on the Closing Date TIMES 80%.

               "SUPPORT DEFICIENCY AMOUNT" shall have the meaning assigned thereto in paragraph (b) of SECTION 5 hereof.

               "SUPPORT PAYMENT" shall have the meaning assigned thereto in paragraph (b) of SECTION 5 hereof.

               "TOTAL SUPPORT PAYMENT" shall have the meaning assigned thereto in paragraph (b) of SECTION 5 hereof.

               "UNFUNDED SUPPORT BALANCE" means an amount equal to the Support Amount MINUS the Funded Support Balance.

               Section 2. PERFORMANCE AND RECOURSE OBLIGATIONS. (a) Superior does hereby unconditionally and irrevocably guarantee:

               (i) to Insurance Funding and all of its successors and assigns, the due and punctual performance and observance by each Originator of all covenants, agreements, terms, conditions, undertakings, indemnities and other obligations to be performed and observed by each such Originator under the Originator Sale Agreement and each of the other Transaction Documents to which each such Originator is a party including, without limitation, the due and punctual payment of all sums which are or may become due and owing by each such Originator under the terms and provisions of the Originator Sale Agreement, whether for fees, expenses (including, without limitation, attorneys' fees), indemnified amounts or otherwise, whether upon any termination or for any other reason; and

               (ii) to the Deal Agent and the Purchaser and all of their respective successors and assigns, the due and punctual performance and observance by Insurance Funding of all covenants, agreements, terms, conditions, undertakings, indemnities and other obligations to be performed and observed by Insurance Funding under the Receivables Purchase Agreement and each of the other Transaction Documents to which Insurance Funding is a party including, without limitation, the due and punctual payment of all sums which are or may become due and owing by Insurance Funding under the terms and provisions of the


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       Receivables Purchase Agreement, whether for fees, expenses (including, without limitation, attorneys' fees), indemnified amounts or otherwise, whether upon any termination or for any other reason;

PROVIDED, HOWEVER, that Superior shall only be obligated to make a payment with respect to amounts under this SECTION 2(a) to the extent that the aggregate amounts paid under this SECTION 2(a) (together with the aggregate amounts paid under other provisions of this SECTION 2 other than 2(e)) does not exceed an amount equal to the lesser of (i) the Support Amount and (ii) the amounts necessary to reduce the Purchased Interest to zero. The obligations of Superior under this SECTION 2(a) are in addition to, and not in limitation or in lieu of, all other obligations of Superior under this
SECTION 2.

               (b) In addition to and not in limitation of the foregoing, Superior does hereby unconditionally and irrevocably agree, notwithstanding any limitations on the recourse obligations of the Originators under the Originator Sale Agreement or any limitations on the recourse obligations of Insurance Funding under the Receivables Purchase Agreement, that Superior shall, upon written demand from the Purchaser or the Deal Agent, pay to the Purchaser and any other Person to whom the Purchaser may have assigned a portion of the Purchased Interest under the Receivables Purchase Agreement an amount equal to their respective percentage interests of the Outstanding Balance of any Purchased Receivables which have become Defaulted Receivables; PROVIDED, HOWEVER, that Superior shall only be obligated to make a payment with respect to any such Defaulted Receivables under this SECTION 2(b) to the extent that the aggregate amounts paid under this SECTION 2(b) (together with the aggregate amounts paid under other provisions of this SECTION 2 other than 2(e)) does not exceed an amount equal to the lesser of (i) the Support Amount and (ii) the amounts necessary to reduce the Purchased Interest to zero. The obligations of Superior under this SECTION 2(b) are in addition to, and not in limitation or in lieu of, all other obligations of Superior under this SECTION 2.

               (c) In addition to and not in limitation of the foregoing, Superior does hereby unconditionally and irrevocably agree, notwithstanding any limitations on the recourse obligations of the Originators under the Originator Sale Agreement or any limitations on the recourse obligations of Insurance Funding under the Receivables Purchase Agreement, that Superior shall, upon written demand from the Purchaser or the Deal Agent, (i) pay to the Purchaser and any other Person to whom the Purchaser may have assigned a portion of the Purchased Interest under the Receivables Purchase Agreement an amount equal to their respective percentage interests of the Outstanding Balance of any Purchased Receivables which are reasonably determined by the Purchaser or the Deal Agent to be Noncomplying Receivables and (ii) pay to the Purchaser and any other Person to whom the Purchaser may have assigned a portion of the Purchased Interest under the Receivables Purchase Agreement an amount equal to their respective percentage interests of the actual reduction in the Outstanding Balance of any Purchased Receivables as a result of any of the Dilution Factors; PROVIDED, HOWEVER, that Superior shall only be obligated to make a payment with respect to any such Noncomplying Receivables or Dilutions Factors under this
SECTION 2(c) to the extent that the aggregate


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amounts paid under the provisions of this SECTION 2(c) (together with the aggregate amounts paid under other provisions of this SECTION 2 other than 2(e)) does not exceed an amount equal to the lesser of (i) the Support Amount and (ii) the amounts necessary to reduce the Purchased Interest to zero. The obligations of Superior under this SECTION 2(c) are in addition to, and not in limitation or in lieu of, all other obligations of Superior under this SECTIONS 2.

               (d) Any payment owed by Superior under any of the foregoing provisions of this SECTION 2 shall be due and owing upon the 5th Business Day following Insurance Funding's, Purchaser's or Deal Agent's written demand therefor. Superior shall pay interest on all amounts owed by it under this Agreement at the per annum rate of 2% PLUS the Adjusted Base Rate, from the date of demand for such amounts until such amounts are paid in full.

               (e) Upon the occurrence of a Servicer Downgrade Termination Event solely with respect to Superior, the Purchaser shall, by delivery of a written notice to the Deal Agent and Superior, require Superior to deposit an amount equal to the Unfunded Support Balance into the Support Account within 5 Business Days of receipt of such notice.

                      (i) The Purchaser and EagleFunding hereby grant to the Deal Agent full power and authority, on behalf of the Purchaser and Insurance Funding, to withdraw funds from the Support Account in accordance with the terms of and for the purposes set forth in this Agreement.

                      (ii) From and after the establishment of the Support Account, and until the earlier of (i) the date upon which the balance of the Support Account shall be zero and (ii) the termination date of this Agreement as set forth in SECTION 9, all payments to be made by Superior under this Agreement shall be made automatically by the Deal Agent from the Support Account.

                      (iii) From and after the establishment of the Support Account, and until the earlier of (i) the date upon which the balance of the Support Account shall be zero and (ii) the termination date of this Agreement as set forth in SECTION 9, at the direction of the Purchaser, the Deal Agent shall from time to time invest and reinvest the funds on deposit in such Support Account from time to time in Permitted Investments. Notwithstanding anything herein to the contrary, neither the Deal Agent nor the Purchaser shall have any liability for any loss arising from any investment or reinvestment made by it in accordance with, and pursuant to, the provisions hereof.

                      (v) If on the termination date of this Agreement as set forth in SECTION 9, after giving effect to paragraph (b) of SECTION 5, there are funds remaining in the Support Account, the Deal Agent shall withdraw the balance of such funds and pay them to Superior.


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               Section 3.  WAIVERS; VALIDITY OF OBLIGATIONS.  (a)  Superior
hereby waives promptness, diligence and notice of acceptance of this Agreement, of any action taken or omitted in reliance hereon or of any default in the payment of any sums or in the performance of any covenants, agreements, terms, conditions, and any demand, protest or other notice of any kind. Superior expressly waives the right to require Insurance Funding, the Deal Agent or the Purchaser to protect, secure, perfect, insure, proceed against or exhaust any security granted to it as security for the payment of any sums due under the Transaction Documents or to exhaust any right or take any action against any Originator or any other Person or any collateral. Superior further agrees that the execution and delivery of this Agreement by Superior shall be conclusive evidence against Superior that its obligations under this Agreement are unconditional and absolute. Superior hereby warrants to the Purchaser and the Deal Agent that it has adequate means to obtain from the Originators and Insurance Funding on a continuing basis all information concerning each of the Transaction Documents, the financial condition of the Originators and Insurance Funding and the collectibility of the Receivables, and that it is not relying on the Purchaser or the Deal Agent to provide such information either now or in the future.

               (b) The obligations of Superior under this Agreement constitute a present and continuing guaranty of payment and not of collectibility, shall be absolute and unconditional, shall not be subject to any counterclaim, set-off, deduction or defense based upon any claim Superior, any Originator, Insurance Funding or any Affiliate may have against each other or against the Deal Agent, the Purchaser or any other Person and shall remain in full force and effect without regard to and shall not be released, discharged or in any way affected or impaired by, any thing, event, happening, matter, circumstance or condition whatsoever (whether or not Superior shall have any knowledge or notice thereof or consent thereto), including, without limitation: (i) any amendment or modification of or supplement to the Originator Sale Agreement, the Receivables Purchase Agreement or any other Transaction Document or in connection therewith agreed to by the requisite parties specified therein, or any assignment or transfer of any interest of Insurance Funding, the Deal Agent or Purchaser therein, including, without limitation, any renewal or extension of the terms of payment of any sums due or contingently due thereunder or the granting of time in respect of any payment, or any furnishing or acceptance of security or any release of any security so furnished or accepted for the sum due or contingently due under any Transaction Document or any addition of one or more new or different Lock-Box Banks or eligibility criteria for the purchase of Receivables and Purchased Interests thereunder; (ii) any waiver, consent, extension, granting of time, forbearance, indulgence or other action or inaction under or in respect of the Originator Sale Agreement, the Receivables Purchase Agreement or any other Transaction Document or any exercise or nonexercise of any right, remedy or power in respect thereof;
(iii) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceedings with respect to any Originator or any other Person, or the properties or creditors of any of them; (iv) the occurrence of any Trigger Event under the Receivables Purchase Agreement, or any


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invalidity or any unenforceability of, or any misrepresentation, irregularity or other defect in, the Originator Sale Agreement, the Receivables Purchase Agreement or any other Transaction Document or any other document to be delivered in connection therewith; (v) any failure by Insurance Funding to take any required steps to perfect and maintain perfected its 100% ownership interest in any Receivable, Related Security related thereto or Collections with respect thereto, or any failure by the Deal Agent or the Purchaser to take any required steps to perfect and maintain perfected its respective Purchased Interest in any Purchased Property; (vi) any transfer or purported transfer, any consolidation or merger of an Originator or Insurance Funding with or into any other corporation or entity, or any change whatsoever in the objects, capital structure, constitution or business of an Originator or Insurance Funding; (vii) any failure on the part of the Originators or Insurance Funding to perform or comply with any term of the Originator Sale Agreement, the Receivables Purchase Agreement or any other Transaction Document or any other document to be delivered in connection therewith;
(viii) any suit or other action brought by any creditors of an Originator or Insurance Funding for any reason whatsoever, including, without limitation, any suit or action in any way attacking or involving the Originator Sale Agreement, the Receivables Purchase Agreement or any other Transaction Document or any other document to be delivered in connection therewith; or
(ix) any other fact or circumstance which might constitute a defense available to, or a discharge of, an Originator or Insurance Funding or a guarantor.

               (c) Superior further acknowledges and agrees that the rights and defenses waived by it pursuant to this Agreement include any right or defense that it may have or be entitled to assert based upon or arising out of any one or more of Sections 2787 to 2855, inclusive, of the California Civil Code.

               Section 4. REINSTATEMENT. The obligations of Superior in respect of this Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any obligations guaranteed hereunder is rescinded or must otherwise be returned by Insurance Funding, the Deal Agent or the Purchaser upon the insolvency, bankruptcy or reorganization of an Originator or Insurance Funding or otherwise, all as though such payment had not been made.

               Section 5. SUBROGATION. (a) If Superior shall make any payment due in respect of the Originator Sale Agreement, the Receivables Purchase Agreement or any other Transaction Document pursuant to this Agreement, it shall, to the extent permitted by applicable law, be subrogated to the rights of Insurance Funding, the Deal Agent and the Purchaser in respect of which such payment was made; PROVIDED, HOWEVER, that such rights of subrogation and all indebtedness and claims arising therefrom shall be, and Superior hereby declares that they are, and shall at all times be, in all respects subordinate and junior to all sums due or contingently due under the Originator Sale Agreement, the Receivables Purchase Agreement or such Transaction Document in respect of which payment was not made. Superior hereby agrees that the foregoing right of subrogation shall not be effective until, and that it shall not be entitled to receive any payment, under any condition, in respect of any such subrogated claim unless and until, all sums which


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may become due, or are stated in the Originator Sale Agreement, the
Receivables Purchase Agreement or such Transaction Document to become due, shall have become due and shall have been paid in full or funds for their payment shall have been duly and sufficiently provided. Superior further agrees that, if, solely as a result of (i) the existence of this Agreement and (ii) the application of Section 550 of the Bankruptcy Code, or any similar provision of any state insolvency law, Insurance Funding, the Purchaser or the Deal Agent is required in any bankruptcy or insolvency proceeding to turn over or otherwise pay to the estate of an Originator or Insurance Funding or lose the right to receive from an Originator's or Insurance Funding's estate any amount representing or constituting a transfer avoidable as to Insurance Funding, the Purchaser or the Deal Agent (which transfer, but for the existence of this Agreement, would not have been recoverable from any such Person), Superior agrees to pay or cause to be paid to the Deal Agent, for the benefit of the Purchaser, an amount, in cash, equal to such avoided or recovered amount.

               (b) If, prior to the termination date of this Agreement pursuant to SECTION 9, Superior made any payment due in respect of the Originator Sale Agreement, the Receivables Purchase Agreement or any other Transaction Document pursuant to this Agreement other than SECTION 2(e) (each a "Support Payment" and collectively, the "Support Payments"), then, solely to the extent funds are available from the sources set forth in clauses (i) and (ii) below, Superior shall be entitled to reimbursement in an amount up to the aggregate amount of all such Support Payments (the "Total Support Payment Amount").

                      (i) If (A) prior to such termination of this Agreement Superior funded the Support Account pursuant to SECTION 2(e), and (B) following such termination of this Agreement, there are funds remaining in the Support Account (the total amount of such funds, the "Support Account Balance"), then the Deal Agent shall pay to Superior, solely from the Support Balance, an amount equal to the lesser of (i) the Total Support Payment Amount or (ii) the Support Account Balance.

                      (ii) If (A) (i) the Support Account Balance is insufficient to pay the Total Support Payment Amount (the amount by which the Total Support Payment Amount exceeds the Support Account Balance, the "Support Deficiency Amount"), or (ii) Superior did not fund the Support Account pursuant to SECTION 2(e) , and (B) following the termination of this Agreement pursuant to SECTION 9, there are Collections remaining in the Collection Account after the payment to the Seller of its Equity Investment, then the Servicer shall pay to Superior, solely from the Collections remaining in the Collection Account, an amount equal to the lesser of (i) the Support Deficiency Amount or (ii) the total amount of Collections remaining in the Collection Account.

               Section 6. REPRESENTATIONS AND WARRANTIES OF SUPERIOR. Superior hereby represents and warrants as follows on and as of the date hereof and on and as of each date


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on which a purchase shall be made under the Originator Sale Agreement or the
Receivables Purchase Agreement:

               (a) Superior is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and is duly qualified to do business, and is in good standing, in every jurisdiction in which the nature of its business requires it to be so qualified and the failure to do so could reasonably be expected to have a material adverse effect on Superior's ability to perform its obligations under this Agreement or the other Transaction Documents to which it is a party.

               (b) The execution, delivery and performance by Superior of this Agreement and all other Transaction Documents to which it is a party,
(i) are within Superior's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) do not contravene (A) Superior's charter or by-laws, (B) any law, rule or regulation applicable to Superior,
(C) any contractual restriction binding on or affecting Superior or its property or (D) any order, writ, judgment, award, injunction or decree binding on or affecting Superior or its property, and (iv) do not result in or require the creation of any Adverse Claim upon or with respect to any of its properties. This Agreement and each other Transaction Document to which Superior is a party have each been duly executed and delivered by Superior.

               (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by Superior of this Agreement or any other Transaction Document to which it is a party.

               (d) This Agreement and each other Transaction Document to which Superior is a party constitutes the legal, valid and binding obligation of Superior enforceable against it in accordance with their respective terms.

               (e) (i) Superior has furnished to the Deal Agent (A) copies of the audited consolidated balance sheets of Superior and its consolidated subsidiaries as at December 31, 1997 audited consolidated statements of income, shareholders' equity and cash flows for the fiscal year of Superior and its consolidated subsidiaries then ended reported on by December 31, 1997, which financial statements present fairly in all material respects in accordance with GAAP the financial position of Superior and its consolidated subsidiaries as at December 31, 1997, and the results of operations of Superior and its consolidated subsidiaries for the fiscal year of Superior then ended, and (B) copies of the unaudited consolidated balance sheets of Superior and its consolidated subsidiaries as at September 30, 1998, and the related unaudited consolidated statements of income, shareholders' equity and cash flows for the three-month period then ended, which financial statements present fairly in all material respects in accordance with GAAP the financial position of Superior and its consolidated subsidiaries as at September 30, 1998, and the results of operations of Superior and its consolidated subsidiaries for the three-month period then ended; and (ii) since September 30, 1998, (A) no material adverse


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change has occurred in the business, assets, liabilities, financial condition, results of operations or business prospects of Superior and its subsidiaries taken as a whole, and (B) no event has occurred or failed to occur which has had, or can be reasonably expected to have, singly or in the aggregate, a material adverse effect on the ability of Superior to perform its obligations under this Agreement or any other Transaction Document to which it is a party.

               (f) There is no pending or threatened action or proceeding affecting Superior or any of its subsidiaries before any court, governmental agency or arbitrator that could reasonably be expected to have a material adverse effect on the financial condition of Superior or any of its subsidiaries, the ability of Superior to perform its obligations under this Agreement or the other Transaction Documents to which it is a party or which affects or purports to affect the legality, validity or enforceability of this Agreement or any other Transaction Document.

               (g) None of the information, exhibits, financial statements, documents, books, records or reports furnished or to be furnished by Superior to the Deal Agent or the Purchaser pursuant to the provisions of this Agreement is or will be inaccurate in any material respect as of the date it is or shall be dated or (except as otherwise disclosed to the Deal Agent or the Purchaser, as the case may be, at such time) as of the date so furnished, and no such document contains or will contain any material misstatement of fact or omits or shall omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

               (h) Superior has filed or caused to be filed all Federal, state and local tax returns which are required to be filed by it, and has paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, other than any taxes or assessments, the validity of which are being contested in good faith by appropriate proceedings and with respect to which Superior has set aside adequate reserves on its books in accordance with GAAP and which proceedings have not given rise to any Adverse Claim.

               (i) Superior does not have any direct ownership or other financial interest in the Purchaser.

               Section 7. COVENANTS OF SUPERIOR. Superior hereby covenants that, until this Agreement is terminated in accordance with SECTION 9 hereof,

               (a) Superior shall (x) comply in all material respects with all applicable laws (including, without limitation, ERISA and the Code), rules, regulations, orders and each of the Transaction Documents to which it is a party and (y) preserve and maintain its corporate existence, rights, franchises, qualifications and privileges where the failure to comply, preserve or maintain could reasonably be expected to have a material adverse effect on Superior's ability to perform its obligations under this Agreement or any other Transaction Document to which it is a party;

               (b) Superior will, except to the extent that Insurance Funding or Superior (as Servicer under the Receivables Purchase Agreement) has already delivered the same to the Deal Agent in accordance with Section
5.01 of the Receivables Purchase Agreement, promptly deliver to the Deal Agent copies of all financial statements of Superior, reports to Superior's security holders, registration statements and similar filings made by Superior, ERISA notices, notices of litigation, notices of material adverse change and similar information in the possession and/or under the control of Superior or otherwise pertaining to Superior and its subsidiaries, all as more particularly described in subsection (c) of Section 5.01 of the Receivables Purchase Agreement;

               (c) Superior will not (a) fail to comply in all material respects with ERISA and the provisions of the Code applicable to the Benefit Plans; (b) engage or permit any ERISA Affiliate to engage in any prohibited transaction which would subject Superior to a material tax or penalty imposed on a prohibited transaction; (c) permit to exist any accumulated funding deficiency, as defined in Section 302(a) of ERISA and Section 412(a) of the Code, or funding deficiency with respect to any Benefit Plan other than a Multiemployer Plan; (d) incur any liability to the PBGC over and above the premiums required by law; or (e) terminate any Benefit Plan in a manner which could result in the imposition of a lien on the property of Superior or any such ERISA Affiliate.

               (d) Superior will file or cause to be filed all federal, state and local tax returns which are required to be filed by it. Superior shall pay or cause to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, other than any taxes or assessments, the validity of which are being contested in good faith by appropriate proceedings and with respect to which Superior shall have set aside adequate reserves on its books in accordance with GAAP.

               Section 8. NO PROCEEDINGS. Superior covenants and agrees that it will not institute against, or join any other Person in instituting against, either Insurance Funding or the Purchaser any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after the latest maturing commercial paper note issued by the Purchaser is paid in full.

               Section 9.  TERMINATION.   Subject to SECTION 4 hereof, this
Agreement shall terminate after the latest to occur of (i) the Collection Date under the Receivables Purchase Agreement, (ii) the Termination Date under the Originator Sale Agreement or (iii) the date all other amounts owed to the Purchaser, the Deal Agent and any other Indemnified Party or Affected Person by an Originator, Insurance Funding or Superior under this Agreement and each of the other Transaction Documents to which Originator, Insurance Funding or Superior is a party shall be paid in full

               SECTION 10. GOVERNING LAW AND JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN

ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SUPERIOR HEREBY AGREES TO THE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK. SUPERIOR IRREVOCABLY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

               SECTION 11. WAIVER OF JURY TRIAL. SUPERIOR WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. SUPERIOR AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, SUPERIOR FURTHER AGREES THAT ITS RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

               Section 12. AMENDMENT AND WAIVER. No amendment or waiver of any provision of this Agreement shall be effective unless in a writing signed by Superior, Insurance Funding, the Purchaser and the Deal Agent and then such amendment or waiver shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of Insurance Funding, the Purchaser or the Deal Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver hereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

               Section 13. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of each of Insurance Funding, the Purchaser and the Deal Agent and their respective successors and assigns. Each such Person shall have the right to assign any and all of its or their rights hereunder to any other Person and the Person acquiring any interest herein shall succeed to all of the rights of the transferor thereof hereunder to the extent of such transfer. Without limiting the foregoing, Superior acknowledges the assignment of Insurance Funding's rights and interests hereunder pursuant to the Receivables Purchase Agreement and agrees that, subject to the terms of the Receivables Purchase Agreement, any such assignee of Insurance Funding (and any further assignee of such assignee) shall have the right, as the assignee of Insurance Funding
(or the assignee of such assignee), to enforce Insurance Funding's rights and remedies under this Agreement directly against Superior (including, without limitation, the right to give or withhold any and all consents, requests, notices, directions, approvals, demands, extensions or waivers under or with respect to this Agreement or the obligations in respect of Superior hereunder to the same extent as Insurance Funding may do), but without any obligation on the part of any such assignee to perform any of the obligations of Insurance Funding hereunder.

               Section 14. COSTS AND EXPENSES. Superior shall pay on demand all reasonable costs and expenses of Insurance Funding, the Purchaser or the Agent or their respective successors and assigns incurred in connection with the preparation, execution, delivery, administration, amendment or modification of, or any waiver or consent issued in connection with, this Agreement and the other documents to be delivered hereunder or in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for Insurance Funding, the Purchaser, the Deal Agent and their respective successors and assigns with respect thereto, and with respect to advising Insurance Funding, the Purchaser, the Deal Agent and their respective successors or assigns as to their respective rights and remedies under this Agreement and the other documents to be delivered hereunder or in connection herewith, and all reasonable costs and expenses, if any (including reasonable counsel fees and expenses), incurred by Insurance Funding, the Purchaser, the Deal Agent and their respective successors and assigns in connection with the enforcement of this Agreement and the other documents to be delivered hereunder or in connection herewith.

               Section 15. EXECUTION IN COUNTERPARTS; SEVERABILITY; INTEGRATION. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement contains a final and complete integration of all prior expressions of the parties hereto with respect to the subject matter hereof, and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

               Section 16. HEADINGS. The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation hereof or thereof.

               Section 17. CONFIDENTIALITY. Except to the extent otherwise required by applicable laws, rules or regulation, unless the provider thereof shall otherwise consent in writing, Superior agrees that it shall (i) maintain the confidentiality of information obtained as a result of being a party hereto, to any related documents or to any of the transactions contemplated hereby or thereby (including, without limitation, the contents of any summary of indicative terms and conditions with respect to such transactions, and the provisions of this Agreement and any of the other Transaction Documents) ("CONFIDENTIAL INFORMATION") and (ii) not disclose, deliver or otherwise make available to any third party any part of any such Confidential Information; PROVIDED, HOWEVER, that Superior may disclose any Confidential Information (w) to its legal counsel, auditors and accountants, (x) as may be required or requested by any governmental authority, regulatory body or rating agency, (y) subject to a written confidentiality agreement having terms substantially similar to this SECTION
17, to any financial institution or other party that extends or is considering the extension of material debt or equity financing to Superior or
(z) as may be required or appropriate in response to a court order or in connection with any litigation; PROVIDED, FURTHER, that Superior shall have no obligation of confidentiality whatsoever in respect of any information which may be generally available to the public or becomes available to the public through no fault of Superior or any of its Affiliates.

                                         [Support Agreement -- signature page]


               IN WITNESS WHEREOF, the undersigned has caused this Agreement to be signed by its duly authorized officer as of the date first set forth above.

                                               SUPERIOR NATIONAL INSURANCE
                                               GROUP, INC.

                                               By:    /s/  ROBERT E. NAGLE
                                                    ----------------------------
                                                    Name:  Robert E. Nagle
                                                    Title: